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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 22, 1997
                               ------------------

                        American Corporate Accruals, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                     1-13353                  22-3327255
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                  45 Essex Street, Millburn, New Jersey 07041
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (973) 379-0300
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Item 5. Other Events.
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        On September 22, 1997 the Registrant, as Depositor, entered into a Trust
Agreement with Marine Midland Bank, as Trustee, pursuant to which $45,384,000 American Corporate Accrual Receipts, Series 1 were issued, consisting of $21,384,000 Coupon Receipts and $24,000,000 Callable Principal Receipts.
Attached as an exhibit is Form T-1 for Marine Midland Bank, as Trustee.

Item 7. Exhibits.
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        The following exhibits are filed with this Current Report on Form 8-K.

        Exhibit No.                           Description
        ----------                            -----------
           25                                 Form T-1 dated September 22, 1997

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, American Corporate Accruals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN CORPORATE ACCRUALS, INC.
                                        ---------------------------------
                                                   (Registrant)

Dated:  October 1, 1997          By: \s\ Susan P. Bowen
                                     ------------------
                                     Susan P. Bowen
                                     Senior Vice President

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                                  EXHIBIT INDEX
                                  -------------
                           CURRENT REPORT ON FORM 8-K
                           --------------------------

                                                                    Sequential
Exhibit No.                Description                              Page Number
----------                 -----------                              -----------
    25                     Form T-1 dated
                           September 22, 1997                       Page 5

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